Isle of Wight Home Loans Ltd ABS 15G

Exhibit 99.1

PRIVATE AND CONFIDENTIAL

The Directors

Ripon Mortgages Plc (the “Issuer”)

1 Bartholomew Lane

London

EC2N 2AX

United Kingdom

The Directors

Isle of Wight Home Loans Limited (the “Seller”)

1 Churchill Place

London

E14 5HP

United Kingdom

Barclays Bank PLC (the “Sponsor”)

1 Churchill Place

London

E14 5HP

United Kingdom

Barclays Bank PLC (a “Co-Arranger” and a “Joint Lead Manager”)

1 Churchill Place

London

E14 5HP

United Kingdom

Wells Fargo Securities International Limited (a “Co-Arranger” and a “Joint Lead Manager”)

33 King William Street

London

EC4R 9AT

United Kingdom

Lloyds Bank Corporate Markets Plc (a “Co-Arranger” and a “Joint Lead Manager”, and together with Barclays Bank PLC and Wells Fargo International Limited, the “Co-Arrangers”)

25 Gresham Street

London

EC2V 7HN

United Kingdom

Goldman Sachs International (a “Joint Lead Manager”, and together with Barclays Bank PLC, Wells Fargo International Limited and Lloyds Bank Corporate Markets Plc , the “Joint Lead Managers”)

Plumtree Court

25 Shoe Lane

London

EC4A 4AU

United Kingdom

and the Other Managers (as defined in the agreement)

10 February 2025

PricewaterhouseCoopers LLP, 7 More London Riverside, London SE1 2RT
T: +44 (0) 20 7583 5000, F: +44 (0) 20 7212 4652, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525. The registered office of

PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH. PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

Dear Ladies and Gentlemen

Agreed-upon procedures (AUP) report of factual findings in connection with the issuance of Residential Mortgage Backed Securities (“RMBS”) the “Securitisation”.

Purpose of this AUP report

This AUP report is produced in accordance with the terms of our agreement dated 5 February 2025 (the “agreement”).

This AUP report is addressed to the addressees solely to assist them in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, as part of the Securitisation and may not be suitable for another purpose.

Your Responsibilities

You are responsible for determining that the scope of the services is sufficient for your purposes (and the purposes of any other intended recipients of the AUP report) and have confirmed that the procedures described herein are appropriate for the purpose for which of the services were engaged.

It is the responsibility of the mortgage servicer on behalf of the Seller to take all reasonable care to ensure that any data provided to us has been properly extracted from the books and records of the mortgage servicer and for the creation and maintenance of all accounting records supporting that data.

It is the responsibility of the Seller (or the mortgage servicer on its behalf) to respond to the due diligence enquiries of the Co-Arrangers and the Joint Lead Managers concerning the servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in any prospectus relating to the Securitisation to enable the Co-Arrangers and the Joint Lead Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

Our Responsibilities

Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 (Revised) ‘Agreed-Upon Procedures Engagements.’

We have complied with the ethical requirements in the Code of Ethics issued by the Institute of Chartered Accountants of England and Wales. For the purpose of this engagement, there are no independence requirements with which we are required to comply.

An agreed-upon procedures engagement involves performing the procedures that have been agreed with you, and reporting the findings, which are the factual results of the agreed-upon procedures performed. We make no representation regarding the appropriateness of the agreed-upon procedures.

We have applied International Standard on Quality Management (UK) 1 ‘Quality Management for Firms that Perform Audits or Reviews of Financial Statements, or Other Assurance or Related Services Engagements’, and accordingly, we design, implement and operate a system of quality management including policies and procedures regarding compliance with ethical requirements, professional standards and applicable legal and regulatory requirements.

Procedures and Findings

We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

Our procedures, as stated in our agreement, did not constitute an audit or assurance engagement made in accordance with generally accepted auditing or assurance standards, the objective of which would be the expression of assurance. We do not express such assurance. Had we performed additional procedures, or had we performed an audit or assurance engagement, other matters might have come to our attention that we would have reported to you. The findings do not include a description of the accounting systems or the processes for generating and maintaining the documents examined and other accounting records, nor does the AUP report include an evaluation of the findings. That is solely the responsibility of the intended users of the AUP report.

The Sponsor may include a copy of this AUP report in the bible of transaction documents of the Securitisation prepared for the Issuer. You may also disclose the AUP report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves.

This AUP report is solely for your use in connection with the purpose specified above and as set out in our agreement. No part of this AUP report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP

Chartered Accountants

London

10 February 2025

Appendix 1 to the AUP report

Procedures performed in relation to a sample of mortgage loans

1.	We were provided with a data file by the Sponsor (on behalf of the Seller), on 7 January 2025 entitled “BI5006_Ripon_EuroABS_Return_2412.csv” (the “Extraction File”) detailing account numbers for the provisional portfolio of mortgage loans (the “Loans”) as at 31 December 2024 (the “Cut-Off Date”), totalling 32,924 Loans with a total current balance of £3,595,333,191.35. We have been informed that the pool of Loans represents the Securitisation pool as at the Cut-Off Date. We selected a random sample of 456 Loans (the “Initial Selected Sample”) from the Extraction File. The size of the total sample was based on statistical sampling techniques using the following criteria:

	●	99% confidence level;
	●	0% expected error rate;
	●	1% maximum error rate.
You have agreed the sample size of 456 Loans as being sufficient and appropriate for the purposes of this engagement.

2.	In addition, we selected a reserve sample of 25 Loans (the "Reserve Sample") from the Extraction File, to be used to replace any Loans in the Initial Selected Sample which had been redeemed between the Cut-Off Date and the date of our testing.
3.	During our testing no Loans from the Reserve Sample were used. Therefore the 456 Loans from the Initial Selected Sample represent the “Selected Sample”.
4.	The loan system refers to iConnect System (the “Mortgage System”) of Computershare Mortgage Services Limited (the “mortgage servicer”) which we have been informed is the primary system of record for the Loans.
5.	With respect to the agreed upon procedures in relation to the Selected Sample, we report to you below the factual findings resulting from our work. Where management of the mortgage servicer have provided explanations for the exceptions noted, these are included in the results column. We have not, however, performed any procedures to validate the explanations provided, unless otherwise stated.

Test	Description of Agreed-Upon Procedure	Results
1	Loan Identifier Agreed the ‘Loan Identifier’ in the ‘AR3’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
2.	Borrower Identifier Agreed the ‘Borrower Identifier’ in the ‘AR7a’ and ‘AR7b’ data fields of the Extraction File to Mortgage System.	No exceptions noted.
3.	Property Identifier Agreed the ‘Borrower Identifier’ in the ‘AR8’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
4.	Loan Maturity Date Agreed the ‘Loan Maturity Date’ in the ‘AR56’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
5.	Current Balance Agreed the ‘Current Balance’ in the ‘AR67’ data field of the Extraction File to the Mortgage System. For the purpose of this test, we applied a tolerance of £ 1.	No exceptions noted.
6.	Repayment Type Agreed the ‘Repayment Type’ in the ‘AR69’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
7.	Payment Due Agreed the ‘Payment Due’ in the ‘AR71’ data field of the Extraction File to the Mortgage System.	No exceptions noted.

8.

Flexible Loan Amount

Agreed the Flexible Loan Amount in the ‘AR90’ field of the Extraction File to the Mortgage System.

If the Extraction File showed '0' or 'ND,5' we agreed that the Mortgage System showed the flexible loan amount as zero.

No exceptions noted.
9.	Current Interest Rate Agreed the ‘Current Interest Rate’ in the ‘AR109’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
10.	Current Interest Rate Index Agreed the ‘Current Interest Rate Index’ in the ‘AR108’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
11.

Current Margin

Recomputed the current margin by subtracting the ‘Current Interest Rate’ in the ‘‘AR109’ data field of the Extraction File with 4.75% (Bank of England base rate as at Cut-Off Date) and agreed to ‘Current Margin’ in the ‘AR110’ data field of the Extraction File.

No exceptions noted.
12.	Arrears Balance Agreed the ‘Arrears Balance’ in the ‘AR169’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
13.	Litigation Status Agreed the ‘Litigation Status’ in the ‘AR174’ data field of the Extraction File to the Mortgage System.	No exceptions noted.
14.

Month in Arrears

Recomputed the months in arrears by dividing the Arrears Balance’ in the ‘‘AR169’ data field with the ‘Payment due’ in the AR71’ data field of the Extraction File and agreed to ‘Month in Arrears’ in the ‘AR170’ data field of the Extraction File.

No exceptions noted.

Appendix 2 to the AUP report

Engagement letter dated 5 February 2025